Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Eric Herlyn, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

the annual report on Form 10-K of Manas Petroleum Corporation, for the period ended December 31, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Manas Petroleum Corporation.

Date: March 17, 2010

/s/ Erik Herlyn
Erik Herlyn
President and Chief Executive Officer
(Principal Executive Officer)